SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

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                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 14, 1996
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                      THE PARKWAY COMPANY
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     (Exact name of Registrant as specified in its charter)


Texas                       0-12505                   74-2123597
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(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification
incorporation)                                         Number)


300 One Jackson Place, 188 E. Capitol St., Jackson, MS  39201
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
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 (Former name or former address, if changed since last report)
                            FORM 8-K

                       THE PARKWAY COMPANY


Item 5.   Other Events

                On June 14, 1996, The Parkway Company sold an aggregate of 1,140,000 shares of common stock at $15.25 per share in a private placement transaction to seven institutional investors for an aggregate cash purchase of $17,385,000. Following the placement, the Company had 4,168,962 shares outstanding.
                            FORM 8-K

                       THE PARKWAY COMPANY


                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 11, 1996

                                        THE PARKWAY COMPANY



                                   BY:  /s/Sarah P. Clark
                                        Sarah P. Clark
                                        Vice President,
                                        Chief Financial Officer
                                        Secretary